Exhibit 23

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statement Nos. 33-55460 and 33-54171 on Form S-8.


                                           /s/Arthur Andersen LLP
                                           ----------------------
                                              ARTHUR ANDERSEN LLP

San Jose, California
March 21, 1996